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                                                                 Exhibit 10.16

July 8, 2005

Thomas Rende, CFO
Movie Star, Inc.
1115 Broadway
New York, NY  10010

Dear Sir:

         We are pleased to advise you that we have established an uncommitted discretionary line of credit of up to an aggregate amount of $20,000,000 outstanding at any one time, for Movie Star, Inc. (the "Company") which line may be used by the Company for working capital and for the issuance of documentary
Letters of Credit in accordance with the terms and conditions set forth herein.
(the "Facility"). This Facility is subject to the Company's compliance with the cash flows presented by the Company to us and approved by us in our discretion in the attached Exhibit A (the "Cash Flows"). You will note that in the Cash
Flows, a line item is reflected as "Eligible Accounts Receivable." Eligible
Accounts Receivable shall mean sales of inventory in the ordinary course of the
Company's business which are outstanding no more than (90) ninety days from due date and no more than (150) one hundred fifty days from shipment date, to credit worthy customers which are satisfactory to the Bank in its sole and absolute discretion and shall exclude inter-company and affiliated sales. This Facility is subject to the provisions set forth herein and other documents entered into in connection herewith.

         Borrowings under this line of credit shall be evidenced by a Demand
Grid Note, a copy of which is enclosed. Under this Facility borrowings may be made from time to time and shall be repayable on demand, but may be prepaid in whole or in part with accrued interest to the date of prepayment. Any amounts outstanding shall bear interest, payable monthly in arrears, at a variable rate per annum equal to our Bank's Reference Rate less 3/4% established from time to time, all as more fully set forth in the Demand Grid Note.

         Or, at your option, you may borrow under a LIBOR Pricing Revolving Note up to the maximum amount of $20,000,000 in $100,000 increments, with advances priced at your option of one month, two months, three months or six months LIBOR plus 2.00% for each LIBOR rate

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advance and subject to the terms of the LIBOR Pricing Revolving Note; a copy of the LIBOR Pricing Revolving Note is attached. Please note that advances under the LIBOR Pricing Revolving Note may be repaid, but only subject to the terms and conditions set forth in that note.

         Each letter of credit issued for your account shall be issued only pursuant to our standard form of application for commercial letter of credit and our form of Continuing Letter of Credit Agreement, (the "Application"), as
executed by you from time to time. You shall pay a flat fee of $75 when we issue any letter of credit for your account and each time we amend any such letter of credit, together with such customary fees and charges in connection with the issuance or payment of such letters of credit. In addition, you shall pay a fee of 1/4% of the face amount of any sight draft presented to us in accordance with the terms of any letter of credit we issue for your account. Such fee shall be payable when such draft is presented to us and honored by us, all as more fully set forth in the Application. Any amounts due to us from you under the
Application shall bear interest payable on demand at a variable rate per annum equal to the rate from time to time in effect under the Demand Grid Note. At our option such amounts may be deemed additional advances evidenced by and repayable in accordance with the Demand Grid Note.

         This Facility shall be secured by a first priority lien on Accounts,
General Intangibles, Chattel Paper and Instruments, Inventory and Documents of
the company as more fully set forth in the security agreements referred to below.

         This Facility may be utilized by the Company for a period ending on
June 30, 2006; provided, however, THE CONTINUING AVAILABILITY OF THIS FACILITY
IS AT ALL TIMES SUBJECT TO THE COMPANY'S COMPLIANCE WITH THE CASH FLOWS AND OUR
CONTINUING SATISFACTION, AS DETERMINED BY THE BANK IN ITS SOLE AND ABSOLUTE
DISCRETION, WITH THE BUSINESS, AFFAIRS AND FINANCIAL CONDITION OF THE COMPANY.
In addition, the continuing availability of this Facility is subject to your furnishing us, (i) within 120 days after the close of your fiscal year, with your audited financial statements certified by your independent certified public accountants as of the end of such period, including a balance sheet and related income statements; (ii) within 90 days after the close of your second quarter with your financial statements reviewed by your independent certified public accountants as of the end of such period, including a balance sheet and related income statement; (iii) with two field examinations conducted each year by an independent auditor acceptable to us with results satisfactory to us, conducted at the Company's expense not to exceed $10,000 per year, so long as there exists no default; (iv) with monthly aged accounts receivable schedules and monthly sales and (v) such other information, including interim financial statements, concerning your business, affairs or financial condition as we may from time to time request.

         All payments of principal, interest and fees payable by you under this facility shall be made in immediately available funds at our office at 452 Fifth
Avenue, New York, New York 10018 and may be charged to any account you maintain with us.

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         The availability of this Facility, on the terms set forth herein, is further subject to our receipt in form satisfactory to us of (a) a certified copy of resolutions of your Board of Directors authorizing your execution, delivery and performance of this agreement and the documents referred to herein;
and (b) an executed copy of our standard form of Security Agreement covering the collateral referred to above signed by your duly authorized officer on your behalf, together with recorded UCC-1 financing statements as we may require;
and, (c) all documentation in connection with the issuance of letters of credit.

         NO AMENDMENT, MODIFICATION OR WAIVER OF ANY PROVISION OF THIS AGREEMENT
NOR CONSENT TO ANY DEPARTURE BY OUR BANK THEREFROM SHALL BE EFFECTIVE,
IRRESPECTIVE OF ANY COURSE OF DEALING, UNLESS THE SAME SHALL BE IN WRITING AND
SIGNED BY OUR BANK AND THEN SUCH WAIVER OR CONSENT SHALL BE EFFECTIVE ONLY IN
THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York. Please note that to the extent any of the terms or provisions of this agreement conflict with those contained in the
Demand Grid Note or any of the above-mentioned documents, the terms and provisions of such Note and of such other documents shall govern.

         YOU AND OUR BANK AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT
OF OR ARISING OUT OF THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENTS RELATING TO
THIS FACILITY MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS
THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK.

         YOU FURTHER AGREE THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR
CONTROVERSY BETWEEN OR AMONG YOU AND US WHETHER SOUNDING IN CONTRACT, TORT OR
OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT OUR ELECTION, WHICH ELECTION MAY
BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY OUR
BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY YOU AT ANY TIME
PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT
MADE BY YOU, BE RESOLVED BY ARBITRATION IN NEW YORK, NEW YORK IN ACCORDANCE WITH
THE PROVISIONS OF THIS PARAGRAPH AND SHALL, AT THE ELECTION OF OUR BANK, INCLUDE
ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (I) THIS AGREEMENT, THE DEMAND
GRID NOTE, OR ANY OTHER RELATED AGREEMENTS OR INSTRUMENTS, (II) ALL PAST,
PRESENT AND FUTURE AGREEMENTS INVOLVING THE PARTIES, (III) ANY TRANSACTION
CONTEMPLATED HEREBY AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS

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INVOLVING THE PARTIES AND (IV) ANY ASPECT OF THE PAST, PRESENT OR FUTURE
RELATIONSHIP OF THE PARTIES. We may elect to require arbitration of any Dispute with us without thereby being required to arbitrate all Disputes between you and
us. Any such Dispute shall be resolved by binding arbitration in accordance with
Article 75 of the New York Civil Practice Law and Rules and the Commercial
Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations that would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. In any arbitration proceeding subject to these provisions, the arbitration panel (the "arbitrator") is specifically empowered to decide by documents only, or with a hearing, at the arbitrator's sole discretion pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever arbitration is required, the parties shall select an arbitrator in the manner provided in this paragraph. No provision of, nor the exercise of any rights under, this paragraph shall limit the right of any party (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise pursuant to applicable law, (ii) to exercise self help remedies including but not limited to setoff and repossession, or (iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of our right, even if we are the plaintiff, to submit the Dispute to arbitration if we would otherwise have such right. We may require arbitration of any Dispute(s) concerning the lawfulness, unconscionableness, propriety, or reasonableness of any exercise by us of our right to take or dispose of any collateral or our exercise of any other right in connection with collateral including, without limitation, judicial foreclosure, exercising a power of sale under a deed of trust or mortgage, obtaining or executing a writ of attachment, taking or disposing of property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code or otherwise as permitted by applicable law, notwithstanding any such exercise by us. Whenever arbitration is required under this paragraph, the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority vote of three arbitrators, at least two of whom shall be attorneys at least one of whom shall have not less than five years' experience representing commercial banks. In the event of any Dispute governed by this paragraph, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party.

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         ANYTHING IN THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENTS RELATING TO
THIS FACILITY TO THE CONTRARY NOTWITHSTANDING, THE ENUMERATION IN THIS
AGREEMENT, THE NOTE OR IN SUCH OTHER DOCUMENTS OF SPECIFIC OBLIGATIONS TO OUR
BANK AND/OR CONDITIONS TO THE AVAILABILITY OF THIS FACILITY AND THE NOTE SHALL
NOT BE CONSTRUED TO QUALIFY, DEFINE OR OTHERWISE LIMIT OUR RIGHT, POWER OR
ABILITY, AT ANY TIME, UNDER APPLICABLE LAW, TO MAKE DEMAND FOR PAYMENT OF THE
ENTIRE OUTSTANDING PRINCIPAL OF AND INTEREST DUE UNDER THIS FACILITY AND THE
NOTE OR OUR RIGHT NOT TO MAKE ANY EXTENSION OF CREDIT UNDER THIS FACILITY AND
YOU AGREE THAT YOUR BREACH OF OR DEFAULT UNDER ANY SUCH ENUMERATED OBLIGATIONS
OR CONDITIONS IS NOT THE ONLY BASIS FOR DEMAND TO BE MADE OR FOR A REQUEST FOR
AN EXTENSION OF CREDIT TO BE DENIED, AS YOUR OBLIGATION TO MAKE PAYMENT SHALL AT
ALL TIMES REMAIN A DEMAND OBLIGATION. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT
TO THE CONTRARY, THIS AGREEMENT DOES NOT CREATE A COMMITMENT OR OBLIGATION TO
LEND BY THE BANK AND YOU ACKNOWLEDGE THAT THE BANK HAS NO OBLIGATION TO LEND.

         EACH OF YOU AND WE HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING
OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT
OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE NOTE
OR ANY OTHER DOCUMENTS RELATING TO THIS FACILITY. YOU ALSO HEREBY WAIVE THE
RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY CLAIM OF LACHES OR SET-OFF OR
COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, ANY OBJECTION BASED ON FORUM NON
CONVENIENS OR VENUE, AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL
DAMAGES.

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         If this agreement is acceptable to you, please sign and return to us one copy each of the enclosed copy of this letter and the other documents referred to above on or before August 15, 2005.

Very truly yours,

                        HSBC BANK USA, National Association

                        By:  /s/ Kathleen Hanrahan
                             ----------------------------
                                Kathleen Hanrahan
                                 Vice President

AGREED TO AND ACCEPTED:

Movie Star Inc.

By:  /s/ Thomas Rende
     ---------------------------
     Thomas Rende, CFO

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